UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 23, 2026

(Date of earliest event reported)

GENCOR INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11703	59-0933147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5201 North Orange Blossom Trail, Orlando, Florida 32810

(Address of principal executive offices) (Zip Code)

(407) 290-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($.10 Par Value)	GENC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.	Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01.	Other Events.

The Annual Meeting of Stockholders of Gencor Industries, Inc. (the “Company”) that follows the end of the fiscal year ended September 30, 2025 has been scheduled for April 3, 2026 (the “2026 Annual Meeting”). The exact time and location of the 2026 Annual Meeting will be as set forth in our definitive proxy statement for the 2026 Annual Meeting to be filed with the Securities and Exchange Commission (“SEC”). The record date for the determination of stockholders of the Company entitled to notice of and to vote at the 2026 Annual Meeting or any adjournment or postponement thereof is February 26, 2026.

Because the Company has changed the date of its 2026 Annual Meeting by more than 30 days from the date of the previous year’s meeting, the Company has set a new deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2026 Annual Meeting. In order to be considered timely, such proposals must be received by the Secretary of the Company no later than February 2, 2026. Any proposal submitted after the above deadline will not be considered timely and will be excluded from the Company’s proxy materials. Proposals of stockholders must also comply with the rules of the SEC regarding the inclusion of stockholder proposals in proxy materials, and the Company may omit from its proxy materials any proposal that does not comply with the SEC’s rules.

In addition, any shareholder seeking to submit proposals outside of Exchange Act Rule 14a-8 or to nominate a director must provide timely notice, as set forth in the Company’s Amended and Restated By-Laws (the “By-Laws”). Specifically, to be considered timely, written notice of any proposed business or director nomination must be received by the Company’s Secretary no later than the close of business on February 2, 2026, which is the tenth day following this public announcement of the date of the 2026 Annual Meeting. Any notice of proposed business or nomination must comply with the specific requirements set forth in the By-Laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCOR INDUSTRIES, INC.

January 23, 2026	By:	/s/ Marc G. Elliott
Marc G. Elliott, President and Chairman

January 23, 2026	By:	/s/ Eric E. Mellen
Eric E. Mellen, Chief Financial Officer